As Filed with the Securities and Exchange Commission on April 25, 2008

1933 Act File No. 002-21600
1940 Act File No. 811-01209

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	57	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	43	[	X	]

(Check appropriate box or boxes.)

BRIDGES INVESTMENT FUND, INC.
(Exact name of Registrant as Specified in Charter)

8401 West Dodge Road, 256 Durham Plaza
Omaha, Nebraska 68114
(Address of Principal Executive Office) (Zip Code)

(402) 397-4700
Registrant’s Telephone Number, including Area Code

Edson L. Bridges III
8401 West Dodge Road, 256 Durham Plaza
Omaha, Nebraska 68114
(Name and Address of Agent for Service)

Copy to:
Dennis Fogland, Esq.
Baird Holm LLP
1500 Woodmen Tower
Omaha, Nebraska 68102

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on April 30, 2008 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

[BRIDGES INVESTMENT FUND, INC. LOGO]

8401 West Dodge Road

256 Durham Plaza

Omaha, Nebraska 68114

(402) 397-4700

(866) 934-4700

PROSPECTUS

April 30, 2008

Capital Stock

The primary investment objective of the Fund is long-term capital appreciation.
The generation of a modest amount of current income is a secondary investment objective.

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the
Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

OVERVIEW	3
ABOUT THE FUND	3
Fund Objective	3
Principal Investment Strategies	3
PRINCIPAL RISKS OF INVESTING IN THE FUND	5
PAST PERFORMANCE OF FUND	6
FEES AND EXPENSES OF THE FUND	7
MANAGEMENT OF THE FUND	8
Investment Adviser	8
Portfolio Managers	9
FUND SHAREHOLDER INFORMATION	9
Capital Structure of Fund	9
Valuing Fund Shares	9
Fair Value Pricing	10
INVESTING IN THE FUND	10
Account Options	10
Minimum Investment	11
Purchasing Shares	11
Automatic Investment Plan	13
Additional Account Policies	14
SELLING SHARES OF THE FUND	14
Signature Guarantees	15
Sale Proceeds	15
Redemptions Through a Broker	16
Additional Redemption Policies	16
FREQUENT TRADING OR MARKET TIMING	16
PORTFOLIO HOLDINGS INFORMATION	17
DISTRIBUTIONS AND TAXES	17
Distributions	17
Distributions Options	18
Tax Consequences	18
INQUIRIES	19
FINANCIAL HIGHLIGHTS	20
PRIVACY POLICY NOTICE (Not a part of the Prospectus)	PPN-1

In deciding whether to invest in the Bridges Investment Fund, Inc., you should rely on information in this Prospectus and the Statement of Additional Information (the “SAI”)
relating to the Fund.  The Fund has not authorized others to provide additional information.
The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not be legally made.

Bridges Investment Fund, Inc. is an open-end diversified investment company, which has operated since July 1, 1963.

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OVERVIEW

This Prospectus describes the Bridges Investment Fund, Inc. (the “Fund”).

Bridges Investment Management, Inc. (“BIM” or the “Adviser”) serves as the Fund’s investment adviser.

The Fund’s primary investment objective is long-term capital appreciation, with a secondary objective of generation of a modest amount of current income.

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities, which the Adviser believes offers the potential for increased earnings and dividends over time.  Normally, such equity securities will represent 60% or more of the Fund’s assets.  In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund’s portfolio.

There is no assurance that the Fund will achieve its objective.
ABOUT THE FUND

Fund Objective

The Fund’s primary investment objective is long-term capital appreciation, with a secondary objective of generation of a modest amount of current income.

The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Directors without a shareholder vote upon prior written notice to Fund shareholders.  However, the Fund’s objective has remained consistent since commencement of the Fund in 1963.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offer the potential for increased earnings and dividends over time.  Normally, such equity securities will represent 60% or more of the Fund’s assets.  During the past three years, the total invested by the Fund in equity securities has ranged from 86.82% to 95.30%.

The Adviser’s equity investment approach emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation.  The Adviser’s equity investment process focuses on identifying companies which have accelerating revenues, earnings growth, strong dividend growth potential, free cash flow growth, expanding margins and strong balance sheets.  Market capitalization or company size is a result of this investment approach rather than an active investment consideration.  Historically, the Fund has primarily owned larger companies, although at any time, the Fund may own small, medium, or large size companies.  The Fund considers small companies to be those with market capitalizations under $1 billion, medium size companies to be those with market capitalizations of $1 billion to $5 billion, and large companies to be those with market capitalizations in excess of $5 billion.  The Fund may also invest in common stocks which the Adviser believes may be cyclically depressed or undervalued, and therefore, may offer potential for capital appreciation.

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In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks.  Normally, such fixed income securities will not constitute more than 40% of the Fund’s portfolio.  Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a minimum rating of Baa from Moody’s Investors Service®, Inc. (“Moody’s”) or BBB from Standard & Poor’s® (“S&P®”).  During the past three years, the total invested by the Fund in debt and preferred stocks has ranged from 3.66% to 6.30%.

The Adviser’s maturity strategy with respect to fixed income securities is driven by two considerations.  First, the Adviser will generally manage the weighted average life of the Fund’s fixed income portfolio given its perception of where value lies at any point in time on the yield curve.  Second, the Adviser will manage the weighted average life of the Fund’s fixed income portfolio based on its intermediate to longer-term outlook for interest rates at any point in time.  Over time, the Fund’s weighted average maturity will usually range between 5 and 12 years, with a shorter average maturity reflecting a more conservative posture (i.e., interest rates are near trend low points and expected to rise) or, alternatively, a longer weighted average maturity reflecting a more constructive posture (i.e., interest rates are near trend high points and may be expected to decline).  These fixed income policy decisions are made in response to assessments as to the future direction of interest rates.

Convertible debentures and convertible preferred stocks usually carry a rating that is below investment grade for fixed income securities.  For the purpose of managing the Fund’s portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities because they may be converted into common stock at the election of the holder.  Accordingly, these assets do not fall within the Fund restrictions described in this section limiting the investment of Fund assets to normally no more than 40% in fixed income securities.

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Adviser’s judgments about the potential returns and risks of each class.  The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes, and as a result, may not achieve its investment objectives.  The Fund may maintain positions in U.S. government securities (generally U.S. Treasury securities) for as long as such unusual market conditions exist, and the normal limitation that not more than 40% of the Fund’s assets be invested in fixed income securities will not apply.  If the Fund takes a temporary defensive position, it may not be able to meet the stated investment objectives.

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Except for temporary defensive positions, each investment the Fund makes will be made with the expectation that the security will be held for the long-term.  The Adviser will not purchase securities with a view toward rapid turnover for capital gains.  However, the Adviser may sell securities for short-term or long-term capital gains or losses if new information becomes available or changes in market conditions indicate that selling a security is advisable.

In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There are risks associated with an investment in the Fund.  There is no assurance the Fund will achieve its investment objectives, and the Fund could lose money.  It is important that investors closely review and understand these risks before investing in the Fund.  These and other risks are described below.

Market Risk

The value of the Fund’s investments will vary from day-to-day and will reflect, to some degree, general market conditions, interest rates, and national and global political and economic conditions.  The Fund’s performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings.  In the short-term, stock prices and the value of the Fund can fluctuate significantly in response to these factors.

Interest Rate Risk

Fixed income securities are sensitive to changes in interest rates.  Generally, the prices of fixed income securities will fall when interest rates rise and rise when interest rates fall.  Longer maturity issues can be more sensitive to interest rate changes, meaning the longer the maturity of the issue, the greater the impact a change in interest rates could have on the issue’s price.  In addition, short-term and long-term rates do not necessarily move in the same amount or in the same direction.  Short-term issues tend to react to changes in short-term interest rates, and long-term issues tend to react to changes in long-term rates.

Credit Risk

The Fund could lose money if the issuer of a bond or other debt security held by the Fund is unable to meet its financial obligations or goes bankrupt.  Credit risk applies to most debt issues but generally is not a factor for U.S. government securities.  Adverse changes in the financial condition of an issuer could lower the credit quality of the security, leading to greater volatility in the price of that security.

Asset Allocation Risk

The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests.  As an example, the Fund’s investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline, and its relative investment performance would suffer to the extent that a smaller portion of the Fund’s assets were allocated to stocks during a period of rising stock market prices.

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Small and Medium Capitalization Risk

Compared to large capitalization companies, small and medium capitalization companies are more likely to have more limited product lines, fewer capital resources, and more limited management depth.  In addition, securities of small and medium capitalization companies are more likely to experience greater price volatility and sharper swings in market values, have limited market trading liquidity, which at times may make it more difficult to sell these securities, especially at prices the Adviser believes appropriate, and offer greater potential for losses.

PAST PERFORMANCE OF FUND

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the changes in the Fund’s performance from year to year for the past 10 calendar years and by showing how the average annual total returns of the Fund’s shares for 1, 5, and 10 years compare to those of a broad-based market index. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Return for the Calendar Years Ended December 31

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The Fund’s highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the quarter ended December 31, 1999, and –18.38% for the quarter ended September 30, 2001.

Average Annual Total Returns
(for the periods ended December 31, 2007)

	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	4.72%	10.75%	4.40%
Return After Taxes on Distributions(1)	3.53%	10.35%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	4.66%	9.34%	3.64%
Russell 1000® Growth Total Return Index(3)	11.81%	12.11%	3.83%
S&P 500® Index(4)	5.49%	12.83%	5.91%
Lehman Brothers U.S. Aggregate Index(5)	6.97%	4.42%	5.97%
Salomon Brothers 7-10 Year Corporate Index(6)	4.31%	5.40%	6.35%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

(2)
The “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the shareholder.

(3)
The Russell 1000® Growth Total Return Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization.  The performance of the index does not reflect deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

(4)
The S&P 500® Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the equity market in general.  The performance of the index does not reflect deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

(5)
The  Lehman Brothers U.S. Aggregate Index  covers the U.S. dollar-denominated investment-grade, fixed rate, taxable bond market of SEC-registered securities.  The performance of the index does not reflect deductions for fees, expenses or taxes.  A direct investment in an index is not possible.

(6)
The Salomon Brothers 7-10 Year Corporate Index is an unmanaged composite of investment grade corporate bonds with maturities of between seven and ten years.  The performance of the index does not reflect deductions for fees, expenses or taxes.  A direct investment in an index is not possible.  The Fund is discontinuing the use of this index in future prospectuses.  Because the Lehman Brothers U.S. Aggregate Index is widely accepted as the standard benchmark for fixed income mutual funds, the Fund believes that it is a better benchmark than the Salomon Brothers 7-10 Year Corporate Index.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  The expenses below are based on actual expenses incurred for the year ended December 31, 2007.

Shareholder Fees(1)
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None

(1)
Although no sales charge or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks, stop payments orders and overnight or priority mail at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.  This amount does not include any wire fee that may be charged by the receiving bank.

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Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 82	$ 255	$ 444	$ 990

MANAGEMENT OF THE FUND
Investment Adviser

BIM provides investment services to the Fund and attempts to manage the investments of the Fund’s assets in a manner that is consistent with its investment objectives, policies, and restrictions.  The firm renders portfolio investment securities advice to individuals, personal trusts, pension, and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations, and other account classifications.  BIM is located at 8401 West Dodge Road, 256 Durham Plaza, Omaha, Nebraska 68114.

BIM has served as the Fund’s investment adviser since April 2004 when it replaced an affiliated entity, Bridges Investment Counsel, Inc. (“BIC”), which managed the Fund since its inception in 1963.  Edson L. Bridges III, who has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, is President of BIM and will continue such responsibility.

Under an Investment Advisory Agreement (“Advisory Agreement”) between the Fund and BIM, the Fund pays BIM fees at an annualized rate of 0.50% of the Fund’s average net assets.  In addition, the Fund pays BIM an annual fee not to exceed $42,000 for providing administrative services to the Fund.  These fees are the only compensation received by BIM from the Fund.  The annual fee may be adjusted from time-to-time by the Fund’s Board of Directors.  Under its Advisory Agreement with the Fund, BIM pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

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A discussion regarding the basis for the Board of Director’s approval of the Bridges Investment Fund, Inc. Advisory Agreement is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2007.

Portfolio Managers

Mr. Edson L. Bridges III, CFA, President, Chief Executive Officer and Chief Investment Officer of the Fund and President and Chief Executive Officer of BIM, is responsible for the day-to-day operation of the Fund’s portfolio.  Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for BIM and BIC.  Mr. Bridges III has been employed in these areas of responsibility for all clients, including the Fund, for more than 24 years.

Mr. Brian M. Kirkpatrick, CFA, Executive Vice President of the Fund and Senior Vice President, Director of Research, and Chief Compliance Officer of BIM, is capable of assuming the role of sub-portfolio manager of the Fund in instances where his decisions would be needed.  Mr. Kirkpatrick has served as the Vice President of the Fund for the past 9 years and has a more than 15-year career with BIC.

Investment selections made by BIM for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses.  The firm obtains its security analysis information from several financial research organizations, which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

The Fund’s SAI provides additional information about the aforementioned Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

The Fund’s capital structure consists of 100 million authorized shares (par value of $0.00001 per share).  Of the 100 million shares authorized, 50 million shares are specifically designated as common shares for the Fund, and 50 million shares are reserved for issuance as additional series.  The 50 million shares designated as Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors.  The Fund shares are redeemable on written demand of the holder and are transferable and have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares. The Fund is not authorized to issue any preferred stock or other senior securities.

Valuing Fund Shares

Shares of the Fund are purchased and redeemed at the net asset value (“NAV”) per share next determined following acceptance of your order by the Fund or its authorized agent. The Fund calculates its NAV at the close of daily trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (3:00 p.m. Central time), each day the NYSE is open for trading.  The NAV of the Fund is obtained by dividing the value of the Fund’s net assets by the total number of shares outstanding.

9

The calculation of the Fund’s net assets is based on the current market value for its portfolio securities.  The Fund normally obtains market values for its securities from Interactive Data Corporation (“IDC”) which uses reported last sales prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.   Securities for which IDC does not provide a market value, IDC provides a market value that in the judgment of the Adviser does not represent fair value, or the Adviser believes is stale, will be valued at fair value under procedures adopted by the Fund’s Board of Directors.  Securities with less than 60 days to maturity are valued using the amortized cost method.

Fair Value Pricing

The Fund will fair value a security pursuant to procedures developed by the Board of Directors when reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. The Fund may also fair value a security if the Fund or the Adviser believes that the market price is stale.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.  In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value.  Fair valuations generally remain unchanged until new information becomes available.  Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service or based on market quotations.

INVESTING IN THE FUND

Account Options

The Fund has several account options available including:

●	Uniform Transfers (Gifts) to Minor accounts;
●	Accounts for individuals, corporations or partnerships;
●	SIMPLE IRAs;
●	Traditional IRAs;
●	Roth IRAs;
●	Coverdell Educational Savings Accounts; and
●	Simplified Employee Pension (“SEPs”).

10

Persons who have access to the Fund’s office in Omaha, Nebraska, may obtain the appropriate disclosure document, applicable forms or receive additional assistance regarding account options at that location, visit their website at www.bridgesfund.com, or you may contact the Fund at 1-866-934-4700.

Minimum Investment

The Board of Directors of the Fund has established a minimum of $1,000 for an initial investment and $250 for any subsequent investment in the Fund.  The Fund, at its discretion, may waive these minimums.

Once the minimum initial investment of $1,000 has been made, you may choose to use the Fund’s Automatic Investment Plan (described below) for subsequent investments.  The minimum monthly investment is $100. At its discretion, the Fund may also waive this minimum.

Purchasing Shares

Shares of the Fund are purchased at the NAV per share next determined following the receipt of your order in proper form by the Fund or its authorized agent.  Proper form means that your purchase is complete and contains all necessary information including supporting documentation (such as Account Applications, trust documents, beneficiary designations, proper signatures and signature guarantees where applicable, etc.) and is accompanied by sufficient funds to pay for your investment.  Persons who have access to the Fund’s office in Omaha, Nebraska, may seek and receive assistance regarding whether your purchase is in proper form at the location indicated below, or you may contact the Fund at 1-866-934-4700.

Nancy K. Dodge, Treasurer and CCO
8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
402-397-4700

E-mail to:  fund@bridgesinv.com

By Mail:

Initial Purchases

To purchase Fund shares you must complete and sign the Account Application, which is sent with this Prospectus, or may be obtained from the offices of the Fund, from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or on the Fund’s website at www.bridgesfund.com.  Please review the Account Application for detailed information for executing and completing a purchase of shares of the Fund. The completed Account Application and a check made payable to Bridges Investment Fund, Inc. or other means of payment to the Fund should be sent to the Transfer Agent as indicated below:

By Mail	By Overnight Or Express Mail
Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd floor Milwaukee, WI 53202

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

With respect to purchases of Fund shares, the following conditions will apply:

(1)	All of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks;

(2)	No third party checks will be accepted;

(3)	The Fund does not accept currency, cashier’s checks in amounts less than $10,000, money orders, U.S. Treasury checks, traveler’s checks, credit card checks or starter checks to purchase Fund shares.

(4)
If your purchase transaction is cancelled due to nonpayment, or your check does not clear, you will be held responsible for any loss the Fund or the Adviser incur and you will be subject to a returned check fee of $25.  This $25 returned check fee will be redeemed from your account.

(5)	The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Subsequent Purchases

Subsequent investments may be made in the same manner as an initial purchase, but you need not include supporting documentation. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check the name of the Fund, the exact title of the account, your address, and your Fund account number.

By Bank Wire Transfer:

To avoid a delay in the purchase of Fund shares by check, you should consider buying shares by bank wire transfer.  Wired funds must be received prior to 4:00 p.m. Eastern time (3:00 p.m. Central time) to receive that day’s NAV.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Initial Investment

To make an initial purchase by wire:

●
Call Bridges Investment Fund, Inc. at 1-866-934-4700 to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery or facsimile.

●	Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.

●	You may then contact your bank to initiate the wire using the instructions you were given.

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Subsequent Investments

Before sending your wire, please contact the Fund at 1-866-934-4700 to advise them of your intent to wire.  This will ensure prompt and accurate credit upon receipt of your wire.

●	Contact your bank to initiate the wire using the following instructions:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number. 112-952-137
For further credit to the Bridges Investment Fund, Inc.
(Your name)
(Your account number)

●	Your bank may charge a fee for such service.

Purchase Through a Broker

You can purchase shares at NAV through a broker that has a relationship with the Distributor. Quasar Distributors, LLC (“Quasar” or “Distributor”) will serve as the distributor of the Fund’s shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202.

If you buy shares through a broker, the broker is responsible for forwarding your order to the Transfer Agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or the Fund by 3:00 p.m. (Central time) on a day when the NYSE is open for regular trading, you will receive that day’s price and be invested in the Fund that day.  You may add to an account established through any broker either by contacting your broker or the Transfer Agent by using one of the methods above.  Your broker may charge a fee for processing purchases of the Fund’s shares.

Automatic Investment Plan

The Fund’s Automatic Investment Plan is available to existing shareholders of the Fund or new shareholders that satisfy the Fund’s minimum initial investment of $1,000.

New shareholders electing to participate in the Fund’s Automatic Investment Plan should complete the Automatic Investment Plan section on the Account Application.  Existing shareholders should contact the Fund to obtain instructions for adding this option to a previously established account.  All participants will be required to provide a voided check to initiate an Automatic Investment Plan.

A minimum monthly transfer of $100 is required to participate in the Automatic Investment Plan and your bank must be a member of the Automated Clearing House (“ACH”) network. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund’s Automatic Investment Plan at any time by written instruction to the Fund.  The request must be received at least five days prior to the effective date of the next withdrawal.  In addition, if you redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated.

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Persons who are accessible to the Fund’s office in Omaha, Nebraska, may seek and receive assistance in setting up an Automatic Investment Plan at that location, or you may contact the Fund at 1-866-934-4700.

Additional Account Policies

To help government agencies fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. As requested on your Account Application, you must supply your name, date of birth, social security number, permanent street address and other information that will allow identification of persons opening an account. Mailing addresses containing only a P.O. Box will not be accepted. Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information described above is received, and the Fund can verify the identity of the new account owner. The Fund may be required to delay the opening of a new account, not open a new account, close an existing account or take other steps deemed reasonable if the Fund is unable to verify the identity of a person opening an account with the Fund. Please contact the Transfer Agent at 1-866-934-4700 if you need additional assistance when completing your application.

Keep in mind that if we do not verify the identity of a customer through reasonable means, the account will be rejected or the customer will not be allowed to perform a transaction in the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

SELLING SHARES OF THE FUND

You may redeem your shares of the Fund directly at any time by sending a letter of instruction signed by all account holders to:

Bridges Investment Fund, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202.

14

Shares of the Fund will be redeemed at the NAV per share next determined following the receipt of your letter of instruction in proper form by the Fund or its authorized agent.  Proper form means that your letter of instruction is complete, contains all necessary information including supporting documentation (additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries, surviving joint owners, and shares held in retirement plan accounts) and has been signed by all account holders.  Persons who are accessible to the Fund’s office in Omaha, Nebraska, may seek and receive assistance at that location to complete redemption transactions or you may contact the Fund at 1-866-934-4700.

Signature Guarantees

Signature guarantees are required for all requests to redeem shares with a value of more than $10,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration.  A signature guarantee will also be required for the following:

●	If ownership is changed on your account;

●	When establishing or modifying certain services on an account;

●	If the proceeds are to be made payable to someone other than the account’s owner(s);

●	Any redemption transmitted by federal wire transfer to a bank other than the bank of record; and/or

●	If a change of address request has been received by the Transfer Agent within the last 30 days.

The Fund and/or the transfer agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signatures guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records maintained by U.S. Bancorp Fund Services, LLC for the Fund.  NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

Sale Proceeds

In most instances, payment for shares redeemed will be made within one or two days, but not later than seven days from the time the Fund receives your written request in proper form.  For investments that have been made by check, payment for redemptions may be delayed until the Fund is reasonably satisfied that the purchase payment has been collected, which may take up to 15 calendar days.

The Fund sends checks for redemption proceeds via regular mail. The Fund will send redemption checks by overnight or priority mail upon request and at investor’s expense.  The Fund will also wire redemption proceeds to your bank upon request for a $15 wire fee. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request in proper form, which may include a signature guarantee. You are also responsible for any fee that your bank may charge for receiving wires.

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Redemptions Through a Broker

You may redeem shares at NAV through a broker that has a relationship with the Distributor.  If you sell shares through a broker, the broker is responsible for forwarding your order to the Transfer Agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or the Fund by 3:00 p.m. (Central time) on a day when the NYSE is open for regular trading, you will receive that day’s price.  Generally, payment is directed to your brokerage account normally within three business days after a broker places your redemption order.  Your broker may charge a fee for processing redemption requests.

Additional Redemption Policies

Redemption privileges and payments may be suspended during periods when the NYSE is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission (“SEC”) may by order permit for the protection of the shareholders of the Fund. The SEC shall determine when trading on the NYSE is restricted and when an emergency exists.

In addition, shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

FREQUENT TRADING OR MARKET TIMING

The Fund has a long-term investment outlook and generally undertakes a “buy and hold” strategy in order to reduce turnover and maximize after-tax returns.  The Fund generally defines frequent trading or market timing as engaging in more than four transactions out of the Fund within a rolling 12 month period, excluding redemptions made pursuant to a systematic withdrawal plan or to satisfy required minimum distributions on retirement accounts.  Frequent trading or market timing can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders, which will negatively impact the Fund’s performance.  Therefore, the Fund does not believe it is in the interests of its shareholders to accommodate market timing and the Fund’s Board has adopted policies and procedures designed to combat these practices.

To discourage market timing activity, the Fund will restrict or refuse purchases or exchanges by market timers.  The Fund reserves the right to reject any purchase or exchange request that the Fund regards as disruptive to efficient portfolio management.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion.  Investors who engage in abusive trading practices will be notified of the Fund’s adverse view of market timing, and the Fund will restrict or refuse future purchases or exchanges by market timers.  In making such judgments, the Fund will seek to act in a manner that it believes is consistent with the best interests of shareholders.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

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Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund and financial intermediaries attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

PORTFOLIO HOLDINGS INFORMATION

The Fund discloses its complete portfolio holdings within 60 days of the most recent quarter end in its Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report filed with the Securities and Exchange Commission (“SEC”) on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan, Milwaukee, Wisconsin, 53202.  In addition, the Fund discloses its quarter end holdings on its website at www.bridgesfund.com within 4 business days after the quarter end.  The quarter end holdings for the Fund will remain posted on the Fund’s website until updated with the next quarter end’s holdings.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the website.  A further description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

DISTRIBUTIONS AND TAXES

Distributions

The Fund will distribute to shareholders substantially all of the net income and net capital gains (collectively “distributions”), if any, realized from the sale of securities. Dividends will be paid on or about the last business day of March, June, September and December.  Shareholders will be advised as to the source or sources of each distribution.  A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31 to meet a special requirement of the Tax Reform Act of 1986 (“1986 Act”).  The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act.  The amount of any distributions will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund and many other unpredictable factors.

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Distributions Options

The Fund offers the following options with respect to distributions, if any, on capital stock held by you in the Fund.

(1)
Reinvestment Option:  You may elect to have all dividends and capital gains distributions automatically reinvested at NAV in additional shares of the Fund.  If you do not indicate a choice on the Account Application, you will be assigned this option.  Shares purchased under this option are entered on the stock transfer records maintained by the Transfer Agent.  Written notice will be sent to shareholders electing this option showing the shareholder’s holdings in the Fund after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the NAV in effect for the purchases.

(2)
Cash Option:  You may elect to be sent a check for all Fund dividend and capital gain distributions, or alternatively, only dividend distributions or capital gains distributions. If you elect any of these alternatives, you must check the appropriate box on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment.

You may change your previously selected distribution option from time to time by written instruction to the Fund indicating your new distribution option. If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV, and to reinvest all subsequent distributions.

Tax Consequences

The following discussion of taxes is for general information only. You should consult with your own tax adviser about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. Other capital gain distributions will be taxable to you at different maximum rates, depending upon their source and other factors. Dividends are taxable either as ordinary income, or, if so designated by the Fund, and provided that certain holding period and other requirements are met by both the Fund and the shareholder, taxable as “qualified dividend income” to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are generally taxable regardless of whether you take payment in cash or reinvest them to buy additional Fund shares.

As with all mutual funds, the Fund will be required to withhold 28% of taxable distributions payable to you for payment of federal income taxes, unless the Fund receives from you a Form W-9 election indicating you are not subject to back-up withholding. The Form W-9 will be supplied to new shareholders by U.S. Bancorp Fund Services, LLC at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9 or the Account Application, including your social security or tax identification number.

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There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

The Fund, through semi-annual shareholder reports, will inform you of the amount and generic nature of such income and capital gains. U.S. Bancorp Fund Services, LLC, through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund’s fiscal year.

INQUIRIES

Shareholder inquiries for information or assistance in handling administrative matters should be directed to either:

Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 1-866-934-4700	OR	Bridges Investment Fund, Inc. Nancy K. Dodge, Treasurer and CCO 8401 West Dodge Road 256 Durham Plaza Omaha, Nebraska 68114 402-397-4700 E-mail to: fund@bridgesinv.com

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request or at the Fund’s website at www.bridgesfund.com.

	Years Ended December 31,
	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$35.42	$35.01	$33.31	$31.04	$23.05

Operations:
Net Investment Income(1)	0.23	0.27	0.28	0.31	0.24
Net Realized and Unrealized Gain (Loss) on
Investment Securities	1.44	0.41	1.70	2.27	7.99
Total From Operations	$1.67	$0.68	$1.98	$2.58	$8.23

Less Distributions
From Net Investment Income	(0.24)	(0.27)	(0.28)	(0.31)	(0.24)
From Net Realized Gains	(2.57)	–	–	–	–
Total Distributions	$(2.81)	$(0.27)	$(0.28)	$(0.31)	$(0.24)

Net Asset Value: End of Period	$34.28	$35.42	$35.01	$33.31	$31.04

Total Return	4.72%	1.96%	5.99%	8.36%	35.83%

Ratio/Supplemental Data

Net Assets at End of Period (000s omitted)	$77,417	$82,754	$80,715	$74,282	$62,586
Ratio of Expenses to Average Net Assets	0.80%	0.84%	0.85%	0.85%	0.89%
Ratio of Net Investment Income to Average Net Assets	0.64%	0.78%	0.84%	0.98%	0.91%
Portfolio Turnover Rate	39%	19%	24%	17%	26%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.

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PRIVACY POLICY NOTICE

Protecting your privacy is important to Bridges Investment Fund, Inc.  We want you to understand what information we collect and how we use it.  In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information.  The following policy serves as a standard for Bridges Investment Fund, Inc. regarding the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

●	Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

●	Information about your transactions with us or our affiliates; and

●	Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.  For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.  We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances.  For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information.  We restrict access to your personal and account information to those who need to know that information to provide products and services to you.  Violators of these standards will be subject to disciplinary measures.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Not a part of the Prospectus.

PPN-1

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

PROSPECTUS

April 30, 2008

Capital Stock

Additional information about the Fund and its investment policies is contained in the Fund’s Statement of Additional Information (“SAI”).  The SAI is incorporated in this Prospectus by reference (meaning it is legally a part of this Prospectus).  A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Additional information about the Fund’s investments is available in the Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Fund, and receive answers to your questions about the Fund by accessing the Fund’s website at www.bridgesfund.com or contacting:

Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 1-866-934-4700	OR	Bridges Investment Fund, Inc. Nancy K. Dodge, Treasurer and CCO 8401 West Dodge Road 256 Durham Plaza Omaha, Nebraska 68114 402-397-4700 E-mail to: fund@bridgesinv.com

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call 1-202-551-8090 for information about the operations of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by sending an e-mail to publicinfo@sec.gov.

SEC File No. 811-1209

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

256 Durham Plaza

Omaha, Nebraska 68114

(402) 397-4700

(866) 934-4700

April 30, 2008

STATEMENT OF ADDITIONAL INFORMATION

Capital Stock

This Statement of Additional Information (“SAI”) dated April 30, 2008 is not a Prospectus.  It should be read in conjunction with the Prospectus of the Bridges Investment Fund, Inc. (the “Fund”) dated April 30, 2008.  This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally part of the Fund’s Prospectus.  The financial statements for the Fund for the year ended December 31, 2007, are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2007.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, visit the Fund’s website at www.bridgesfund.com, or write or call the Fund at the address or telephone number written above.

FUND HISTORY AND CLASSIFICATION

The Fund is a Nebraska corporation organized on March 20, 1963 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, diversified investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since that year.

INVESTMENT POLICIES, STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Fund’s Prospectus, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage.

Equities

Common Stocks

The Fund may invest in common stocks.  Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities

The Fund may invest in convertible securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Convertible securities are accorded the status of equities by the Fund because they may be converted into common stock at the election of the holder.

Fixed-Income Securities

The Fund may invest in a wide range of fixed-income securities.

The Fund may invest in investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks.  Investment grade securities are those rated BBB or better by Standard & Poor’s® (“S&P®”), or Baa or better by Moody’s Investors Service®, Inc. (“Moody’s”).  Subject to the limitation below, the Fund may also invest in lower-rated or high yield debt securities (commonly known as “junk bonds”), and the Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate.  Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections.  The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid.

Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Junk Bonds

“Junk Bonds” generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below the rating it carried at the time of purchase.

The Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P® or Moody’s, respectively, at the time of their acquisition for the Fund’s portfolio.  The Fund will limit its investments in junk bonds to no more than 5% of its assets, determined at the time of purchase.

The purchase of junk bonds is not a principal strategy of the Fund.

Payment-In-Kind Securities and Strips

Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds.  Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders.  Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements.  The Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities.  Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

Preferred Stock

The Fund may invest in preferred stock.  A preferred stock blends the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

U.S. Government Securities

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years), Treasury Bonds (which generally have maturities of more than 10 years) and U.S. agency securities (which have a variety of maturities).  All U.S. Treasury securities are backed by the full faith and credit of the United States, whereas U.S. agency securities are not always supported by the full faith and credit of the United States.  While the Fund may invest in U.S. government securities of any type, the Fund primarily invests in Treasury securities.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of the Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Zero-Coupon Securities

Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the Fund may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Foreign Securities

The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund’s total assets, and such securities are traded as American Depository Receipts (“ADRs”).  ADRs are U.S. dollar denominated receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation.  ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange).  ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars.  There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

The purchase of foreign securities is not a principal strategy of the Fund.

Covered Call Options

The Fund may write (sell) covered call options on equity securities.  Covered call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price.  A call option written by the Fund is “covered” if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

As a writer of a call option, the Fund receives a premium less a commission and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price.  The premium serves to mitigate the effect of any depreciation in the market value of the security.  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The Fund, as a writer of a call option, may have no control over when the underlying securities must be sold because it may be assigned an exercise notice at any time prior to the termination of the obligation.  Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option.  Whether an option expires unexercised, the Fund retains the amount of the premium.  This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the Fund experiences a profit or loss from the sale of the underlying security.  Thus, during the option period, the Fund gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price.  It retains the risk of the loss should the price of the underlying security decline.

The Fund may write exchange-traded call options against shares held in its securities portfolio, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund’s assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position.

The writing of covered call options is not a principal strategy of the Fund.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

The Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund proportionate to the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The investment in other investment companies is not a principal strategy of the Fund.

Other Investment Policies, Strategies, and Risks

Temporary Defensive Positions

During periods of unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities, generally U.S. Treasury securities.

Turnover

Turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period.  A fund’s turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses), may affect a fund’s performance.  Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Fund makes each investment with the expectation that the security acquired will be held for the long term.  The Fund will not purchase securities with a view towards rapid turnover for capital gains.  Therefore, the Fund does not expect there to be material changes in its turnover rate.  In the 10 years ending December 31, 2007, the portfolio turnover rate for the Fund ranged from a high of 39% in 2007 to a low of 14% in 2001.  The median portfolio turnover for the past 10 years was 21% and the average portfolio turnover for such period was 22%.  The Fund’s portfolio turnover rate for 2006 and 2007 was 19% and 39%, respectively.  However, portfolio turnover rates could increase significantly in order to respond to turbulent conditions in the securities market.

INVESTMENT LIMITATIONS

In addition to the investment policies and limitations described above and in the Prospectus, the Fund has adopted the following investment limitations, which are fundamental policies and cannot be changed without the approval of a majority of the outstanding voting securities of the Fund.  Under the 1940 Act, the approval of a majority of the outstanding voting securities of the Fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      The Fund shall not:

1.           Concentrate its investments in a particular industry or group of related industries by committing more than 25% of total assets to securities in any one industry or group of related industries.

2.           Make investments which will cause more than 5% of the Fund’s total assets (at the time of purchase) to be invested in the securities of any one issuer, except for investments in U.S. government securities.

3.           Acquire more than 10% of the voting stock of any one issuer and 10% of any one class of the outstanding securities of any one issuer through initial or subsequent investments.  For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.

4.           Make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years of operation.

5.           Issue any preferred stock or other senior securities.

6.           Invest in companies for the purpose of exercising control or management.

7.           Invest outside of the area of securities or purchase or sell real estate, commodities or commodity contracts.

8.           Make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)

9.           Borrow money, pledge, or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets.  The Fund has never exercised the option to borrow money as a temporary measure.

10.         Purchase securities on margin or make short sales.

11.         Engage in the underwriting of the securities of other issuers.

12.         Purchase restricted or non-registered securities.

13.         Purchase or sell put or call options, except the Fund may write or sell covered call options as described above.

14.         Invest in securities of other investment companies, except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than a customary broker’s commission, or where the acquisition is part of a plan or merger or consolidation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors of the Fund has adopted portfolio disclosure policies (“Policies”) that govern the timing and circumstances of the disclosure of the Fund’s portfolio holdings to any person to ensure that such disclosure is in the best interests of the Fund’s shareholders.  Bridges Investment Management, Inc., the Fund’s investment adviser (“Adviser”), has also adopted the Fund’s Policies with respect to the disclosure of the Fund’s portfolio holdings.  In creating the Policies, the Adviser and the Fund’s Board of Directors considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Fund.  The Policies authorize the Fund’s President or Chief Compliance Officer (“CCO”) to consider and approve the dissemination of the Fund’s non-public portfolio holdings to persons with a legitimate business purpose for the information after considering the best interests of the Fund’s shareholders and potential conflicts in making such disclosures.  All non-public disclosures of the Fund’s portfolio holdings to third parties made pursuant to these Policies are to be reported to the Fund’s CCO to facilitate periodic reporting to the Board of Directors.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of each quarter-end in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings reports filed with the SEC on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also discloses its quarterly holdings on the Fund’s website at www.bridgesfund.com.  The quarterly holdings are normally updated within 1 to 4 business days after the end of the most recent quarter.

The Fund’s portfolio holdings may be disclosed between and among the following persons (collectively “Internal Parties”) for legitimate business purposes within the scope of their official duties and responsibilities, subject to the continuing legal duties of confidentiality and not to trade on the basis of any material nonpublic information imposed under any applicable contracts, codes of ethics, laws, rules and regulations:

●	The Fund’s Board of Directors;
●	The Adviser;
●	The distributor, fund accountant, sub-administrator, transfer agent, or custodian to the Fund; and
●	An accounting firm or legal counsel hired by the Fund, the Adviser, or the Board of Directors.

The Internal Parties may receive the Fund’s portfolio holdings as frequently as daily, with no lag.  The Board of Directors believes that its policy regarding disclosure to Internal Parties is sufficient to provide the Fund and its shareholders with adequate protection.

In addition to the Fund’s public disclosure on its website, the Fund’s portfolio holdings may also be disclosed in response to a regulatory request, court order or other legal proceeding, or when necessary and appropriate with a legitimate business purpose to statistical or consulting agencies, pricing services, financial printers, proxy voting service providers and other third parties (collectively “Third Parties”) that provide services to the Fund and/or Internal Parties.  All Third Parties that receive the Fund’s portfolio holdings are subject to the continuing legal duties of confidentiality and not to trade on the basis of any material nonpublic information imposed under any applicable contracts, codes of ethics, laws, rules and regulations.  The frequency and lag with which the Fund’s portfolio holdings may be disclosed to Third Parties is determined based on the facts and circumstances of the business purpose for the disclosure.

No person is authorized to pay or receive any compensation or other consideration, including any agreement to maintain assets in the Fund or other accounts managed by the Adviser or by any affiliated person of the Adviser, for the purpose of obtaining information concerning the Fund’s portfolio holdings.

Any suspected breach of the Fund’s Policies is to be reported immediately to the Fund’s CCO or in the CCO’s absence, to the Fund’s President.  The Board exercises oversight of the Policies through a compliance report prepared by the Fund’s CCO  regarding the operation of the Policies in accordance with the Fund’s Compliance Program Policies and Procedures (of which the Policies and the Codes of Ethics are a part).  The compliance report contains all disclosures of the Fund’s portfolio holdings to Third Parties made pursuant to the Policies and any suspected breach of the Policies.  The compliance report is provided to the Board annually or more frequently at the option of the Board or the Fund’s CCO.

There is no assurance that the Fund’s Policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of such holdings information.  The Board of Directors reserves the right to amend the Policies at any time, without prior notice, in their sole discretion.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund is responsible for the management of the business affairs of the Fund.  The Fund’s officers, who are chosen by and accountable to the Board of Directors, handle the day-to-day operation of the Fund.

The following table is a list of the Directors and officers of the Fund, their age, business address and principal occupation during the past five years, any affiliation with the Fund’s Adviser, the length of service to the Fund, the names of any entities other than the Fund where they hold a position on the board of directors.  Unless otherwise noted, an individual’s business address is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Non-Interested/Independent Directors

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Director
N. Phillips Dodge, Jr. Age: 71	Director	One Year; Since 1983	President, N. P. Dodge Company, a leading commercial and residential real estate brokerage concern, 1978- present.	American States Water Company*; Omaha Public Power District
John J. Koraleski(1) Age: 57	Chairman Director	One Year; Since 2005 One Year; Since 1995	Executive Vice President- Marketing & Sales, Union Pacific Railroad Company, 1999-present; has been serving Union Pacific Railroad Company in various capacities since 1972.
Adam M. Koslosky Age: 51	Director	One Year; Since 2007	President and Chief Executive Officer, Magnolia Metal Corporation, a bronze bearing manufacturer, 1985-present; has been serving Magnolia Metal Corporation since 1978.	Nebraska Methodist Hospital Foundation
Michael C. Meyer Age: 49	Director	One Year; Since 2008	Vice President of Asset Management, Tenaska, Inc. (energy company); previously Vice President, International Asset Management; has been serving Tenaska since 1995.
Gary L. Petersen Age: 64	Director	One Year; Since 1987	Retired since 1986; previously was President of Petersen Manufacturing Co. Inc. from 1979-1986, prior to becoming President, served Petersen Manufacturing in various capacities beginning in 1966.	None
Robert Slezak Age: 50	Director	One Year; Since 2008	Independent management consultant, 1999 to present; Vice President, Chief Financial Officer and Treasurer of Ameritrade Holding Corporation, 1989 to 1999.	United Western Bancorp, Inc.*; Xanadoo Company
* Indicates publicly traded company or investment company.

(1)	Mr. Koraleski serves as the Lead Independent Director.

Interested Directors

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Director
Edson L. Bridges III, CFA(1) Age: 49	President Chief Executive Officer Chief Investment Officer Director	One Year; Since 1997 One Year; Since 2004 One Year; Since 2004 One Year; Since 1991
President and Chief Executive Officer, Bridges Investment Management, Inc., 2000-present; Executive Vice President, Bridges Investment Counsel, Inc., 1993-present; held various other professional level positions at Bridges Investment Counsel from 1983-1993; Vice President, Provident Trust Company, 1992-present; held various positions at Bridges Investor Services Inc., 1987-present, most recently Chairman.

Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Provident Trust Company; Stratus Fund, Inc.*
Robert W. Bridges, CFA(2) Age: 42	Director	One Year; Since 2007	Director and Senior Equity Analyst at Sterling Capital Management LLC; 2000-present; has worked in various capacities for Sterling Capital Management from 1996-2000.	Bridges Investment Counsel, Inc.; Provident Trust Company
* Indicates publicly traded company or investment company.

(1)
Edson L. Bridges III is the son of Edson L. Bridges II and brother of Robert W. Bridges. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc.

(2)
Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.

Officers
Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Officer

Edson L. Bridges II, CFA(1) Age: 75	Chairman Emeritus Vice Chairman Chairman	One Year; Since 2006 One Year; From 2005- 2006 One Year; From 1997- 2005
President and Chief
Compliance Officer, Bridges
Investment Counsel, Inc.,
1970-present; President,
Bridges Investor Services, Inc.,
1987-present; President,
Provident Trust Company,
1992-present; Executive
Administrator, Bridges
Investment Management, Inc.,
2000-present.

Bridges Investment
Management, Inc.; Bridges Investment Counsel, Inc.;
Bridges Investor Services,
Inc.; N.P. Dodge Company;
Airlite Plastics Company;
Provident Trust Company;
Store Kraft Manufacturing
Company; West Omaha
Land & Cattle Company

	President	One Year; From 1970- 1997
	Chief Executive Officer	One Year; From 1997- 2004

	Director	One Year; From 1963- 2007
Nancy K. Dodge Age: 46	Treasurer Chief Compliance Officer	One Year; Since 1986 One Year: Since 2006
Senior Vice President, Bridges Investment Management, Inc.,
2000-present; held various
other positions at Bridges
Investment Management, Inc.
and Bridges Investment
Counsel, Inc., 1980-present;
Trust Administrator, Provident
Trust Company, 1992-present;
held various positions at
Bridges Investor Services, Inc.,
1987-present, most recently
Vice President.

Bridges Investor Services, Inc.
Brian Kirkpatrick, CFA Age: 36	Executive Vice President Vice President	One Year; From 2006 One Year; From 2000- 2006
Senior Vice President, Director
of Research and Chief
Compliance Officer of Bridges Investment Management, Inc.,
1994 –present; held various
positions with Bridges
Investment Counsel, Inc.,
1992-present, most recently
Vice President; Trust Assistant
and Vice President, Provident
Trust Company, 1995-present.

Bridges Investment Management, Inc.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Trusteeships/ Directorships Held by Officer
Mary Ann Mason Age: 56	Secretary	One Year; Since 1987
Corporate Secretary and
Treasurer, Bridges Investment
Counsel, Inc., 1981-present;
Senior Vice President of
Operations and Administration, Secretary/Treasurer, Bridges
Investment Management, Inc.,
1994-present; Secretary and
Treasurer, Bridges Investor
Services, Inc., 1987-present;
Secretary, Treasurer, and Trust Administrator, Provident Trust Company, 1992-present.

Bridges Investor Services, Inc.
Linda Morris Age: 41	Assistant Treasurer	One Year; Since 1999	Held various positions with Bridges Investment Counsel, Inc., 1992-present, most recently as Associate Director of Accounting; Trust Assistant, Provident Trust Company, 1995-present.	None
Trinh Wu Age: 51	Controller	One Year; Since 2001	Senior Accountant, Bridges Investment Counsel, Inc., 1997-present.	None
* Indicates publicly traded company or investment company.

(1)
Edson L. Bridges II is the father of Edson L. Bridges III and Robert W. Bridges. Mr. Bridges II is an officer of the Fund and a director and officer of the Fund’s investment adviser, Bridges Investment Management, Inc.

Committees

The Fund’s Audit Committee for the fiscal year ended December 31, 2007 consisted of Messrs. Estabrook, Hoffmaster (Chair), Thomas and Wilson.  Messrs. Estabrook and Thomas retired pursuant to the Board’s retirement policy, and Messrs. Hoffmaster and Wilson elected not to stand for re-election after the 2008 Annual Meeting of Shareholders in light of other business commitments.  Following the 2008 Annual Meeting of Shareholders, the Fund’s Audit Committee consists of Messrs Koslosky (Chair), Meyer and Slezak.  The members of the Audit Committee are not “interested” persons of the Fund (as defined in the 1940 Act).  The primary responsibilities of the Fund’s Audit Committee are to establish the scope of review for the annual audit by the Fund’s independent registered public accounting firm, and to work with representatives of the Fund’s independent registered public accounting firm to establish such guidelines and tests for the audit which are deemed appropriate and necessary.  The Audit Committee met twice during the Fund’s most recent fiscal year.

The Fund also has an Administrative and Nominating Committee, consisting of Messrs. Dodge Jr., Koraleski and Petersen (Chair), each of whom is a disinterested member of the Board.  The primary responsibilities of the Administrative and Nominating Committee are to periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board, evaluate candidates’ qualifications for Board membership, including such candidates’ independence from the Fund’s investment manager, and make nominations for independent director membership on the Board.  The Administration and Nominating Committee will consider nominees recommended by Fund shareholders.  Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person.  In addition, the Administration and Nominating Committee periodically reviews and makes recommendations with respect to Board governance procedures, compensation, and the Fund’s investment advisory agreement.  In the absence of the Board Chairman, the Chairman of the Administration and Nominating Committee presides over the Board of Directors.  The Administrative and Nominating Committee met once during the Fund’s most recent fiscal year.

Director Share Ownership

Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2007.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000
Edson L. Bridges III					X
Robert W. Bridges					X
N. Phillips Dodge, Jr.					X
John W. Estabrook(1)					X
Jon D. Hoffmaster(1)			X
John J. Koraleski					X
Adam M. Koslosky					X
Gary L. Petersen					X
L.B. Thomas(1)				X
John K. Wilson(1)				X
Robert Slezak(2)	X
Michael C. Meyer(2)	X

(1) Messrs. Estabrook and Thomas retired from the Board on March 25, 2008.  Messrs. Hoffmaster and Wilson elected not to stand for re-election as Board members after the 2008 Annual Meeting of Shareholders held on March 25, 2008
(2) Messrs. Slezak and Meyer were elected as directors at the 2008 Annual Meeting of Shareholders held on March 25, 2008

Director Interest in Adviser or Affiliates

As of December 31, 2007, neither the Directors who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser.  Accordingly, as of December 31, 2007, neither the Directors who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates.

Director Interest in Any Material Transactions with Adviser or Affiliates

During the two most recently completed calendar years, neither the Directors who are “not interested” persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser were a party.

Director and Officer Compensation

No officer, director or employee of Bridges Investment Management, Inc. receives any compensation from the Fund for acting as a Director or officer of the Fund.  The following table shows the compensation earned by each Director of the Fund for the year ended December 31, 2007.  Commencing after the 2008 Annual Meeting of Shareholders, each Director of the Fund will be paid an annual retainer fee of $3,000 for serving as a member of the Board of Directors.  Additional fees will be paid to the Chairman in the amount of $1,000 per year, Vice Chairman in the amount of $500 per year, and each Committee Chairman in the amount of $500 per year.  Except for Robert W. Bridges, Interested Directors will not be paid Director fees for their services.

Name of Person	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund's Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From Fund Paid to Directors
Interested Directors
Edson L. Bridges III	None	None	None	None
Robert W. Bridges(1)	$1,425	None	None	$1,425

Disinterested Directors
N. P. Dodge, Jr.	$1,550	None	None	$1,550
John W. Estabrook(2)	$2,075	None	None	$2,075
Jon D. Hoffmaster(2)	$2,425	None	None	$2,425
John J. Koraleski	$2,400	None	None	$2,400
Gary L. Petersen	$1,075	None	None	$1,075
Roy A. Smith	$2,250	None	None	$2,250
L.B. Thomas(2)	$2,075	None	None	$2,075
John K. Wilson(2)	$2,075	None	None	$2,075
Robert Slezak(3)	$0	None	None	$0
Michael C. Meyer(3)	$0	None	None	$0

 (1)   Robert W. Bridges is the son of Edson L. Bridges II and brother of Edson L. Bridges III, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered an Interested Director.  However, Robert W. Bridges is not otherwise an officer of the Fund or an employee, officer or director of the Adviser.
(2)  Messrs. Estabrook and Thomas retired from the Board on March 25, 2008.  Messrs. Hoffmaster and Wilson elected not to stand for re-election as Board members after the 2008 Annual Meeting of Shareholders held on March 25, 2008.
(3)   Messrs. Slezak and Meyer were elected as directors at the 2008 Annual Meeting of Shareholders held on March 25, 2008.

Other Management Disclosures

Edson L. Bridges II is an officer of Bridges Investment Management, Inc., the Fund’s investment adviser.  Mr. Bridges II serves on the board of directors of N.P. Dodge Company (the “Company”), a commercial and residential real estate brokerage company in Omaha, Nebraska.  N.P. Dodge, Jr. has served as the Company’s chief executive officer since 1978.  Mr. Dodge also serves as an independent or disinterested director of the Fund.

Principal Shareholders, Control Persons and Management Ownership

A control person is a shareholder that owns beneficially, directly or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control.  Beneficial ownership is determined by the right to vote or direct the disposition of voting securities.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.  The Fund has no control persons as of March 31, 2008.

A principal shareholder is any person who owns of record or beneficially, 5% or more of the outstanding shares of the Fund.  As of March 31, 2008, the following shareholders were considered to be a principal shareholder of the Fund, through record or beneficial ownership as set forth below:

Principal Holders of the Fund

Name and Address	% Ownership	Nature of Ownership
Douglas & Co. c/o Great Western Bank 9290 W. Dodge Rd. Omaha, NE 68114	9.20%	Holder of record
Provident Trust Company(1) 8401 W. Dodge Rd., Suite #256 Omaha, NE 68114-3493	7.62% 43.77%	Beneficial ownership Holder of record, which also includes beneficial ownership

(1)
Provident Trust Company (“PTC”) is managed by personnel of Bridges Investment Counsel, Inc. (“BIC”) under a management agreement.  PTC holds shares of the Fund for its customers and does not own any shares of the Fund as principal.  Fund shares held by PTC as custodian or agent are voted and controlled by the PTC customer.  PTC acts as trustee or co-trustee for certain accounts and may vote Fund shares in that capacity.  PTC’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible.  When PTC does vote Fund shares, an officer of PTC who is not an employee of BIC, Bridges Investment Management, Inc. (“BIM”), or the Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations.  Fund Directors Edson L. Bridges III and Robert W. Bridges, former Director John W. Estabrook and Fund Officer Edson L. Bridges II are also directors of PTC.

In addition, as of March 31, 2008, the Directors and officers as a group beneficially owned 10.49% of the outstanding shares of the Fund.

Investment Adviser and Administrator

BIM, 8401 West Dodge Road, Omaha, Nebraska, 68114, provides investment advice to the Fund and serves as the Fund’s Administrator.  BIM was organized as a Nebraska corporation in 1994 and registered with the SEC as an investment adviser in December 1999.  Edson L. Bridges III owns the majority of BIM stock and Edson L. Bridges II and Edson L. Bridges III control BIM through a voting trust agreement.

Under an Investment Advisory Agreement (“Current Advisory Agreement”) between the Fund and BIM, BIM provides continuous investment supervision for the Fund in accordance with the Fund’s investment objectives, policies, strategies and limitations and oversees the day-to-day operations of the Fund, subject to the supervision of the Board of Directors.  BIM pays all costs related to the registration of the Fund with the SEC under the 1940 Act and all expenses of qualifying and maintaining the qualification of Fund shares under the securities laws of such states as the Fund may designate from time to time.  In addition, BIM has agreed to waive its fee and/or reimburse operating expenses to the extent that total Fund expenses (exclusive of stamp and other taxes but including fees paid to BIM) exceed 1.50% of average net assets each year.

As the Fund’s Administrator, BIM prepares and coordinates reports and other materials supplied to the Directors; prepares and/or supervises the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, proxies, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepares all required notice filings necessary to maintain the Fund’s ability to sell shares in all states where the Fund currently does, or intends to do business; coordinates the preparation, printing and mailing of all materials (e.g., annual and quarterly reports, proxy materials) required to be sent to shareholders; coordinates the annual proxy solicitation and shareholders’ meeting; coordinates the preparation and payment of Fund related expenses; monitors and oversees the activities of the Fund’s servicing agents (i.e., Transfer Agent, Custodian, Fund Accountant, Sub-Administrator, etc.); reviews and adjusts as necessary the Fund’s daily expense accruals; and performs such additional services as may be agreed upon by BIM.

For these services, the Fund pays BIM a quarterly fee of one-eighth (⅛) of one percent (1%) of the average net asset value of the Fund, as determined at the close of each month in the quarterly period.  In addition, the Fund pays BIM an annual fee not to exceed $42,000 for providing administrative services to the Fund.  The annual fee may be adjusted from time-to-time by the Fund’s Board of Directors.

The table below shows the amount of advisory and administrative services fees paid by the Fund for the period January 1, 2005 through December 31, 2007.

	Advisory Fees	Administrative Services Fees
	BIM	BIM
2005	$379,884	$42,000
2006	$406,899	$41,975
2007	$411,662	$41,975

The Current Advisory Agreement with BIM will continue in effect only so long as such continuance is specifically approved at least annually by the Board of Fund Directors or by vote of a majority of the outstanding voting securities of the Fund.

Portfolio Manager

Mr. Edson L. Bridges III is the primary portfolio manager for the Fund.  Mr. Brian M. Kirkpatrick serves as sub-portfolio manager for the Fund.  The following provides information regarding other accounts that are managed by the primary and sub-portfolio managers as of December 31, 2007:

Name of Person	Total Number of Accounts	Total Assets (in millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Edson L. Bridges III
Registered Investment Company	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	327	$768.7	0	$0

Brian M. Kirkpatrick
Registered Investment Company	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	150	$87.8	0	$0

Mr. Bridges III and the sub-portfolio manager manage other accounts, which may share the Fund’s primary investment objective of long-term capital appreciation, with a secondary objective of generation of a modest amount of current income.  Because of the similarities in the investment objectives and strategies of the Fund and the other accounts, conflicts of interest may arise.  As a result, BIM has adopted trade allocation procedures that, among other things, ensure that trades are allocated fairly and equitably between other accounts and the Fund consistent with BIM’s fiduciary duty to each client.  In determining a fair allocation, BIM takes into account a number of factors, including among other things, BIM’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment and suitability.

BIM has not identified any other material conflicts between the Fund and other accounts managed by Mr. Bridges III and the sub-portfolio manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.  BIM’s management fees for the services it provides to other accounts vary and may be higher or lower than the advisory fees it receives from the Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

As of December 31, 2007, the compensation Mr. Bridges III and the sub-portfolio manager receive is paid indirectly by BIM through its outsourcing agreement with BIC and is not paid by the Fund.  Their compensation primarily consists of a base salary and a bonus.  The portfolio managers’ base salaries are generally reviewed annually and any increases are based on consideration of various factors, including, but not limited to, merit, cost of living increases, and employment market competition.  Bonuses are primarily determined based on individual merit, which includes research productivity and BIM’s profitability.  Along with all other employees of BIM, Mr. Bridges III and the sub-portfolio manager may also participate in any of three retirement plans: a 401(k) plan, a profit sharing plan, and a money purchase pension plan.  The 401(k) plan offers a salary deferral option without a company match.  The profit sharing plan is irregularly funded based upon annual profitability, whereas the money purchase pension plan is funded annually based on actuarial assumptions.  The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of the Fund or the value of the Fund’s assets.

Set forth below are the dollar ranges of securities of the Fund beneficially owned by Mr. Bridges III and the sub-portfolio manager as of December 31, 2007.

Key
A.	None
B.	$1 - $10,000
C.	$10,001-$50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Edson L. Bridges III	G.
Brian M. Kirkpatrick	E.

Code of Ethics

The Fund, BIM, and the distributor have adopted codes of ethics (“Codes”) pursuant to Rule 17j-1 under the 1940 Act, which governs personal securities trading by the Directors and officers of the Fund and personnel of the Investment Adviser and the distributor.  These Codes permit such individuals to purchase and sell securities, including securities which are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund’s investment activities.

Proxy Voting Policy and Procedures

The Fund’s Board of Directors has adopted proxy voting policy and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Fund shareholders.  The Fund authorizes BIM, as the Fund’s investment adviser, to exercise its proxy voting responsibilities with a goal of maximizing the long-term value of Fund investments.  BIM officers and employees are to use the Fund’s proxy voting policy as a guideline, but each voting decision involves a unique set of facts that needs to be considered in determining whether the vote is in the best interests of the Fund and its shareholders.

In situations where BIM or its affiliated parties have a material conflict of interest, the company will provide the Fund with full disclosure of the material conflict of interest and forward the proxy to a proxy subcommittee appointed by the Fund’s Administrative and Nominating Committee, which is comprised solely of independent directors, for voting in accordance with the Fund’s proxy voting policy.

BIM has established an Investment Committee, which is responsible for determining the Fund’s votes based on the Fund’s proxy voting policy.  In most instances, the BIM Investment Committee will delegate the proxy vote determination to individual committee members who are responsible for security analysis of the same securities.  All questions concerning interpretation of the Fund’s proxy policy are decided by a majority vote of the BIM Investment Committee.  The BIM Investment Committee will maintain a list of securities in which there may be a conflict of interest under the Fund’s proxy voting policy.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge by calling toll-free (866) 934-4700, locally (402) 397-4700, by sending a written request to Bridges Investment Management, Inc., Attention:  Mary Ann Mason, 8401 West Dodge Road, Suite 256, Omaha, Nebraska 68114, by accessing the Fund’s website at www.bridgesfund.com, or by accessing the SEC’s website at www.sec.gov.

Fund Accountant, Fund Administrator, Transfer Agent and Custodian

BIM has entered into a separate Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Under the Fund Accounting Servicing Agreement, USBFS’s duties include:  (i) portfolio accounting services; (ii) expense accrual and payment services; (iii) fund valuation and financial reporting services; (iv) tax accounting services; (v) compliance control services; and (vi) daily accounting functions.  For these services, the Fund pays USBFS a monthly fee based on the total annual rate of $26,000 for the first $25 million of Fund assets, .03% of the next $25 million of Fund assets, .02% of the next $50 million of Fund assets, and .01% of assets exceeding $100 million, in addition to reimbursement of certain out of pocket expenses, including pricing expenses.

Under the Fund Sub-Administration Servicing Agreement with BIM, USBFS’s duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance.  For these services, USBFS is entitled to receive fees, payable monthly based on the total annual rate of 0.04% of assets on the first $50 million of Fund assets, 0.03% on the next $50 million of Fund assets, and 0.02% of Fund assets exceeding $100 million, in addition to reimbursement for certain out of pocket expenses.  The Fund sub-administration expenses are the contracted obligation of, and will be paid by, BIM.  Accordingly, these sub-contracted services will not be a part of the operating costs of the Fund.

USBFS, is the Dividend Disbursing and Transfer Agent for the Fund under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, USBFS’s duties include:  (i) issuance and redemption of Fund shares; (ii) making dividend and other distributions to shareholders of the Fund; (iii) responding to correspondence by Fund shareholders and others relating to its duties; (iv) maintaining shareholder accounts; and (v) issuing Form 1099 or Form 5498 information to Fund shareholders each year.

U.S. Bank National Association (“Custodian”), an affiliate of USBFS, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of the Fund’s assets pursuant to a Custody Agreement.  Under the Custody Agreement, the Custodian’s duties include:  (i) holding securities of the Fund in a separate account in the name of the Fund; (ii) making receipts and disbursements of money on behalf of the Fund; (iii) collecting and receiving all income and other payments and distributions on account of the Fund’s portfolio investments; (iv) maintaining books and records in accordance with applicable laws; and (v) making periodic reports to the Fund concerning the Fund’s operations.  The Custodian does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Distributor

Pursuant to a distribution agreement, Quasar Distributors, LLC (the “Distributor”), an affiliate of USBFS, serves as the Fund’s distributor in connection with the continuous offering of the Fund’s shares on a no-load basis.  The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.

The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions (“Service Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Fund.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets).  A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares.  No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 111 S. Wacker Dr., Chicago, IL 60606, is the independent registered public accounting firm for the Fund and conducts the annual audit of the Fund’s financial statements.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Subject to the general supervision of the Board, BIM executes transactions in the Fund’s portfolio of securities through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors.  The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers.

The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were:   $54,342 in 2005, $37,704 in 2006 and $72,931 in 2007.  The Fund’s management has no plans to vary the brokerage commission activity from the pattern shown during the last three fiscal years.  There were no brokerage concerns or individuals acting as brokers who were affiliated with the Fund or Adviser.

The disinterested Directors of the Fund have agreed that the Adviser may cause the Fund to pay a member of an exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services (“third-party research”) provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934 and to a periodic review by the disinterested Directors of the actions of the Adviser in directing the brokerage business of the Fund.  Because of the practice of using securities transactions to purchase third-party research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

In addition, at each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and the Adviser.

CAPITAL STOCK AND OTHER SECURITIES

The Fund’s capital structure consists of 100 million authorized shares of capital stock (par value of $0.00001 per share) with 4,480,266 shares issued as of December 31, 2007.  Of the 100 million shares authorized, 50 million shares are specifically designated as common shares for the Fund, and 50 million shares are reserved for issuance as additional series.  The 50 million shares designated as Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors.  The Fund shares are redeemable on written demand of the holder and are transferable and have no preemptive or conversion rights and are not subject to assessment.  Fractional shares have the same rights proportionately as full shares.

Shares redeemed by the Fund cannot be reissued, and the Fund’s authorized capital stock shall be deemed to be reduced by the number of shares redeemed.  As of December 31, 2007, 2,221,916 shares of the Fund have been redeemed since inception of the Fund in 1963.  The Fund’s net shares of capital stock outstanding were 2,258,350 as of December 31, 2007.

Cumulative Voting

Fund shares are entitled to cumulative voting rights.  This provision permits a shareholder to allocate the votes of his or her shares towards one or more directors in order to increase the influence of his or her ownership towards the director or directors selected for his or her support in an election of directors.

PURCHASE, REDEMPTION, AND PRICING OF SHARES OFFERED

Determining Net Asset Value

The net asset value (“NAV”) of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (3:00 Central time), each day the NYSE is open for trading.  However, the NAV of the Fund’s shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, rounded to the nearest cent.  An example of how the Fund calculated its net asset value per share as of December 31, 2007 is as follows:

Net Assets	=	Net Asset Value Per Share $34.28
Shares Outstanding

$77,416,617	=
2,258,350

The Fund’s securities, including ADRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of trading on the day the securities are being valued or, lacking any reported sales, at the last available bid price.  Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Securities primarily traded on the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last available bid price.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the at the last sale price at the close of trading, or at the last available bid price if there has been no sale on such day.  Securities and assets for which market quotations are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Board of Directors.

Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities are priced by Interactive Data Corporation (“IDC”), the Fund’s independent pricing service.  In determining the price, IDC will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.  If a price is not available from IDC, the security is priced at the bid. U.S. government and agency securities are valued at most recent bid prices.  Corporate debt and U.S. government and agency securities for which prices are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Board of Directors.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Anti-Money Laundering

The Fund is required to comply with various federal anti-money laundering laws and regulations.  Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.  In addition, pursuant to the Fund’s Customer Identification Program, the Fund’s Transfer Agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

TAX STATUS

The Fund qualifies or intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  It is the Fund’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income tax or excise taxes based on net income.

Although the Fund intends to satisfy the foregoing requirements, there is no assurance that it will be able to do so.  If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for distributions to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described below) (“QDI”), which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits.  In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income.  A portion of the distributions may consist of qualified dividend income and as such, may be taxable as long-term capital gains.  QDI consists of dividends the Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid.  The Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares.  These special rules generally apply to taxable years beginning before January 1, 2009.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares.  Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.  As of December 31, 2007, the Fund had no capital loss carryovers.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Fund reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s and its shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Fund and to distributions therefrom.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2007, including the report of independent registered public accounting firm thereon are herein incorporated by reference to the Fund’s Annual Report to shareholders dated December 31, 2007.  To receive a copy of the Prospectus or Annual or Semi-Annual Reports to shareholders, without charge, visit the Fund’s website at www.bridgesfund.com or write to or call the Fund at the address or telephone number listed above.

BRIDGES INVESTMENT FUND, INC.

PART C

OTHER INFORMATION

Item 23.    Exhibits.

(a)		Fund’s Amended and Restated Articles of Incorporation were previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 12, 2006, and incorporated herein by reference.
(b)	(i)	Fund’s By-Laws were previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 26, 2005, and incorporated herein by reference.
	(ii)	An Amendment to By-Laws was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 19, 1999, and incorporated herein by reference.
	(iii)	An Amendment to By-Laws was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on February 26, 2004, and incorporated herein by reference.
	(iv)	Amendment No. 2 to By-Laws was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 12, 2006, and incorporated herein by reference.
(c)		Instruments Defining Rights of Securities Holders is incorporated by reference to Fund’s Amended and Restated Articles of Incorporation and By-Laws.
(d)
Form of Investment Advisory Agreement with Bridges Investment Management, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 26, 2005, and incorporated herein by reference.

(e)
Form of Distribution Agreement between Bridges Investment Fund, Inc., Bridges Investment Management, Inc. and Quasar Distributors, LLC was previously filed with the Registration Statement of Form N-1A (File No. 002-21600) on July 30, 2004, and incorporated herein by reference.

(f)		Bonus or Profit Sharing Contracts – None.
(g)
Form of Custody Agreement between Bridges Investment Fund, Inc. and U.S. Bank National Association was previously filed with the Registration Statement of Form N-1A (File No. 002-21600) on July 30, 2004, and incorporated herein by reference.

(h)	(i)
Agreement dated April 21, 2005 to establish jointly insured status under ICI Mutual Insurance Company fidelity blanket bond among Bridges Investment Fund, Inc.; Bridges Investor Services, Inc.; Bridges Investment Counsel, Inc.; Bridges Investment Management, Inc. and Bridges Investment Advisers, a proprietorship was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 26, 2005, and incorporated herein by reference.

(ii)
Form of Transfer Agent Servicing Agreement between Bridges Investment Fund, Inc. and U.S. Bancorp Fund Services, LLC, was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on July 30, 2004, and incorporated herein by reference.

(iii)
Form of Fund Sub-Administratiion Servicing Agreement between Bridges Investment Management, Inc. and U.S. Bancorp Fund Services, LLC was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 26, 2005, and incorporated herein by reference.

(iv)
Fund Accounting Servicing Agreement between Bridges Investment Fund, Inc. and U.S. Bancorp Fund Services, LLC dated September 30, 2005 was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 27, 2007, and incorporated herein by reference.

(i)
Opinion and Consent of Counsel as to the Legality of Securities Issued was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 12, 2006, and incorporated herein by reference.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Omitted Financial Statements – None.
(l)		Initial Capital Agreements – None.
(m)		Rule 12b-1 Plan – None.
(n)		Rule 18f-3 Plan – None.
(o)		Reserved.
(p)
Restated Code of Ethics of Bridges Investment Fund, Inc. & Bridges Investment Management, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 002-21600) on April 12, 2006, and incorporated herein by reference.

Item 24.    Persons Controlled by or Under Common Control with Registrant

   None.

Item 25.    Indemnification

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as the Fund, is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding.  Under the Nebraska Business Corporation Act, a Nebraska corporation, such as the Fund, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation.

Article XIV of the Fund’s Amended and Restated Articles of Incorporation adopted March 22, 2006 and filed with the Nebraska Secretary of State on April 12, 2006, requires that the Fund indemnify, to the fullest extent required or permitted by Nebraska law and the Investment Company Act, (i) its currently acting and former directors and officers, whether serving the Fund or at its request any other entity, including the advancement of expenses, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws.  Nothing contained in Article XIV shall be construed to protect any director or officer of the Fund against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.

Article XV of the Fund’s Amended and Restated Articles of Incorporation limits, to the fullest extent required or permitted by Nebraska law and the Investment Company Act, personal liability of a director to the Fund or its shareholders for monetary damages for any action taken, or for any failure to take action as a director except for liability (i) for the amount of a financial benefit received by a director to which he or she is not entitled; (ii) for intentional infliction of harm on the Fund or its shareholders; (iii) for a violation of Neb. Rev. Stat. §21-2096; and (iv) for an intentional violation of criminal law to the fullest extent permitted by Nebraska law and the Investment Company Act.  Nothing contained in Article XV shall be construed to protect any director of the Fund against any liability to the Fund or its shareholders to which he or she would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Fund has never been requested to provide indemnification by a director or officer, nor has the Fund taken any action or made any offer to indemnify a director or officer of the Fund.

Item 26.          Business and Other Connections of Investment Adviser

Mr. Edson L. Bridges III is President and Chief Executive Officer of Bridges Investment Management, Inc. and a Director of that company.  Mr. Bridges III is President and Chief Executive and Investment Officer and Director of Bridges Investment Fund, Inc. and Chairman and Director of Bridges Investor Services, Inc.  Mr. Bridges III has a principal profession of investment counseling.  During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal Business Address	Position with Business or Activity
Bridges Investment Counsel, Inc. 8401 West Dodge Road Omaha, Nebraska 68114	Executive Vice President, Director

Provident Trust Company 256 Durham Plaza 8401 West Dodge Road Omaha, Nebraska 68114	Vice President and Director

Stratus Fund, Inc. 6811 So. 27th St. Lincoln, Nebraska 68512	Director, Chairman of Audit Committee

Edson L. Bridges II is the Executive Administrator and a Director of Bridges Investment Management, Inc., as well as being Chairman Emeritus of Bridges Investment Fund, Inc.  Mr. Bridges II is President and a Director of Bridges Investor Services, Inc.  Mr. Bridges II has a principal profession in investment counseling.  During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Name and Principal Business Address	Position with Business or Activity
Bridges Investment Advisers 8401 West Dodge Road Omaha, Nebraska 68114	Proprietor

Bridges Investment Counsel, Inc. 8401 West Dodge Road Omaha, Nebraska 68114	President, Chief Compliance Officer, Director

N. P. Dodge Company Real Estate Brokers and Management 8701 West Dodge Road Omaha, Nebraska 68114	Director

Airlite Plastics Company 6110 Abbott Drive Omaha, Nebraska 68110-2805	Director

Provident Trust Company 256 Durham Plaza 8401 West Dodge Road Omaha, Nebraska 68114	President and Director

Store Kraft Manufacturing Company Beatrice, Nebraska 68310	Director

West Omaha Land & Cattle Company 8401 West Dodge Road Omaha, Nebraska 68114	Partner

In addition, the following officers and directors are or have been engaged during the last two fiscal years for their own accounts or in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Deborah L. Grant has served as Senior Vice President for Bridges Investment Counsel, Inc., Assistant Vice President and Director for Bridges Investor Services, Inc., Senior Vice President, Chief Operating Officer and Director for Bridges Investment Management, Inc., Trust Administrator and Trust Investment Officer for Provident Trust Company.

Mary Ann Mason has served as Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary of Bridges Investment Fund, Inc., Secretary, Treasurer, and Director for Bridges Investor Services, Inc., Senior Vice President of Operations and Administration, Secretary, and Treasurer for Bridges Investment Management, Inc., and Secretary, Treasurer, and Trust Administrator for Provident Trust Company.

Nancy K. Dodge has served as Vice President for Bridges Investment Counsel, Inc., Vice President and Director for Bridges Investor Services, Inc., Treasurer and Chief Compliance Officer for Bridges Investment Fund, Inc., Senior Vice President for Bridges Investment Management, Inc., and Trust Administrator for Provident Trust Company.

Brian M. Kirkpatrick has served as Vice President for Bridges Investment Counsel, Inc., Executive Vice President for Bridges Investment Fund, Inc., Senior Vice President, Director of Research, Chief Compliance Officer, and Director for Bridges Investment Management, Inc., and Trust Investment Officer and Vice President for Provident Trust Company.

Douglas R. Plahn has served as Vice President for Bridges Investment Counsel, Inc., Senior Vice President, CFO and Director for Bridges Investment Management, Inc., and Vice President and Trust Officer for Provident Trust Company.

Patricia S. Rohloff has served as an employee for Bridges Investment Counsel, Inc., Vice President for Bridges Investment Management, Inc., and Trust Assistant for Provident Trust Company.

Item 27.          Principal Underwriter

(a)	Quasar Distributors, LLC, the Fund’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Hotchkis & Wiley Funds
Advisors Series Trust	Intrepid Capital Management Funds Trust
AIP Alternative Strategies Funds	Jacob Internet Fund, Inc.
Allied Asset Advisors Funds	Jensen Portfolio, Inc.
Alpine Equity Trust	Julius Baer Global Equity Fund, Inc.
Alpine Income Trust	Julius Baer Investment Funds
Alpine Series Trust	Kensington Funds
Brandes Investment Trust	Keystone Mutual Funds
Brandywine Blue Funds, Inc.	Kiewit Investment Fund, LLLP
Brazos Mutual Funds	Kirr Marbach Partners Funds, Inc
Brazos Mutual Funds	LKCM Funds
Bridges Investment Fund, Inc.	Masters' Select Funds Trust
Buffalo Balanced Fund, Inc.	Matrix Advisors Value Fund, Inc.
Buffalo Funds	Monetta Fund, Inc.
Buffalo High Yield Fund, Inc.	Monetta Trust
Buffalo Large Cap Fund, Inc.	MP63 Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo USA Global Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cullen Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Empiric Funds, Inc.	Primecap Odyssey Funds
Everest Funds	Prospector Funds, Inc.
Fairholme Funds, Inc.	Prudent Bear Funds, Inc.
FFTW Funds, Inc.	Purisima Funds
First American Funds, Inc.	Quaker Investment Trust
First American Investment Funds, Inc.	Rainier Investment Management Mutual Funds
First American Strategy Funds, Inc.	Rockland Funds Trust
Fort Pitt Capital Funds	Summit Mutual Funds, Inc.
Glenmede Fund, Inc.	Thompson Plumb Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	Underlying Funds Trust
Harding Loevner Funds, Inc.	USA Mutuals Funds
Hennessy Funds Trust	Wexford Trust
Hennessy Funds, Inc.	Wisconsin Capital Funds, Inc.
Hennessy Mutual Funds, Inc.	WY Funds

(b)           To the best of the Fund’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew Strnad	Secretary	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
Susan LaFond	Treasurer	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           The following table sets forth the commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by the principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commission	(3) Compensation on Redemption and Repurchases	(4) Brokerage Commissions	(5) Other Compensation
Quasar Distributors, LLC	None	None	None	None

Item 28.             Location of Accounts and Records

       The following are the names and addresses of persons maintaining physical possession of accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules adopted thereunder:

(1)	Bridges Investment Fund, Inc. Suite 256, Durham Plaza, 8401 West Dodge Road, Omaha,
Nebraska 68114. The persons in charge of the corporate records are Mrs. Mary Ann Mason, Secretary, and Mrs. Nancy K. Dodge, Treasurer and CCO.

(2)	Bridges Investment Management, Inc., Suite 256, Durham Plaza, 8401 West Dodge Road,
Omaha, Nebraska 68114.

(3)	U.S. Bank National Association, 1555 N. River Center Drive, Suite 302, Milwaukee, WI
                53212-3958 (records relating to its functions as custodian).

(4)	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee,
Wisconsin 53202 (records relating to its functions as transfer agent, fund accountant, and sub-administrator).

(5)	Quasar Distributors, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, Wisconsin
                53202 (records relating to its functions as distributor).

(6)	Iron Mountain, 1909 E Street, Omaha, Nebraska 68137.

Item 29.            Management Services

Not applicable.

Item 30.            Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 57 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 57 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 22nd day of April, 2008.

BRIDGES INVESTMENT FUND, INC.

By:    /s/ Edson L. Bridges III
Edson L. Bridges III
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 57 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edson L. Bridges II	Chairman Emeritus	April 22, 2008
Edson L. Bridges II

/s/ Edson L. Bridges III	President; CEO; CIO and Director	April 22, 2008
Edson L. Bridges III

	Director	April , 2008
Robert W. Bridges

/s/ Nancy K. Dodge	Treasurer and CCO	April 22, 2008
Nancy K. Dodge

	Director	April , 2008
N. P. Dodge, Jr.

/s/ John J. Koraleski	Director	April 22, 2008
John J. Koraleski

/s/ Adam M. Koslosky	Director	April 22, 2008
Adam M. Koslosky

/s/ Gary L. Petersen	Chairman; Director	April 22, 2008
Gary L. Petersen

/s/ Robert Slezak	Director	April 22, 2008
Robert Slezak

/s/ Michael C. Meyer	Director	April 22, 2008
Michael C. Meyer

INDEX TO EXHIBITS

Exhibit Number	Description

(j)	Consent of Independent Registered Public Accounting Firm